Exhibit 10.2

                          WAIVER AND AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

            This Waiver and Amendment No. 1 to Loan and Security Agreement (this "Amendment") dated as of October 13, 2004, by and among LaSalle Business Credit, LLC, for itself, as a lender, and as Agent ("Agent") for the lenders ("Lenders") from time to time party to the Loan Agreement (as defined below), the Lenders party hereto, Easy Gardener Products, Ltd., a Texas limited Partnership ("Borrower"), EYAS International, Inc., a Texas corporation ("EYAS"), EG Product Management, L.L.C., a Texas limited liability company ("EG Product"), EG, L.L.C., a Nevada limited liability company ("EG"), Weatherly Consumer Products Group, Inc., a Delaware corporation ("WCP Group"), Weatherly Consumer Products, Inc., a Delaware corporation ("WCP"), and NBU Group, LLC, a Texas limited liability company ("NBU"; Borrower, EYAS, EG Product, EG, WCP Group, WCP and NBU are collectively referred to herein as the "Credit Parties" and each individually as a "Credit Party").

                             Preliminary Statements

            Agent, Lenders and Credit Parties entered into that certain Loan and Security Agreement dated as of April 27, 2004 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement.

            The Credit Parties have requested that Agent and Lenders waive the Events of Default that exist under the Loan Agreement as a result of Borrower's failure to (i) deliver to Agent, within ninety (90) days after the end of Borrower's Fiscal Year ending June 30, 2004, the audited, consolidated financial statements of Borrower for such Fiscal Year, constituting a breach of subsection 9(c) of the Loan Agreement and an Event of Default pursuant to subsection 15(b) of the Loan Agreement, (ii) have EBITDA of at least $10,000,000 for (x) the twelve months ending July 31, 2004 and (y) the twelve months ending August 31, 2004, in each case constituting a breach of subsection 14(b) of the Loan Agreement and an Event of Default pursuant to subsection 15(b) of the Loan Agreement, and (iii) have a ratio of (a) the sum of its average daily outstanding Revolving Loans for the month of June, 2004, plus the amount of indebtedness owing by Borrower to CapitalSource Finance LLC under the CapitalSource Agreements as of June 30, 2004 to (b) EBITDA for the twelve month period ending June 30, 2004, of less than or equal to 3.25:1.0, constituting a breach of subsection 14(c) of the Loan Agreement and an Event of Default pursuant to subsection 15(b) of the Loan Agreement, (collectively, the "Existing Events of Default");

            The Credit Parties have further requested that Agent and Lenders amend the Loan Agreement in certain respects, as set forth below.

            NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Waiver. Subject to the satisfaction of the conditions set forth herein, Agent and Lenders hereby waive the Existing Events of Default. The foregoing waiver shall not constitute a waiver of any other Events of Default that may exist, or a waiver of any future Events of Default that may occur (including, without limitation, any Event of Default arising from any other breach of (x) subsection 9(c) of the Loan Agreement after the date of this Amendment, (y) subsection 14(b) of the Loan Agreement as of any date after August 31, 2004 and (z) subsection 14(c) of the Loan Agreement as of any date after June 30, 2004).

            2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement hereby is amended as follows:

            (a) The defined term "First Amendment" is hereby added to Section 1 of the Loan Agreement, in appropriate alphabetical order, as follows:

            ""First Amendment" shall mean that certain Waiver and Amendment No. 1 to Loan and Security Agreement dated as of October 13, 2004, among Agent, Lenders, Borrower and the Credit Parties."

            (b) The defined term "EBITDA" set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

            ""EBITDA" shall mean, with respect to any period, Borrower's and its Subsidiaries' net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or non-cash losses) plus interest expense, income tax expense, depreciation and amortization for such period, plus or minus any other non-cash charges or gains which have been subtracted or added in calculating net income after taxes for such period, plus an amendment fee in the amount of $30,000 charged by Agent and Lenders in connection with the execution and delivery of the First Amendment, plus the amendment fee in the amount of $20,000 charged by CapitalSource Finance LLC in connection with the execution and delivery of a waiver and amendment to the CapitalSource Agreements on or about the date of the First Amendment, all on a consolidated basis; provided, however, that notwithstanding the foregoing, for any calculation of EBITDA pursuant to this Agreement that includes the months ending May 31, 2003, June 30, 2003, July 31, 2003, August 31, 2003 and September
            30, 2003, EBITDA shall be deemed to be: $1,900,000 for the month ending May 31, 2003, $1,135,000 for the month ending June 30, 2003, $458,000 for the month ending July 31, 2003, -$16,000 for the month ending August 31, 2003, -386,000 for the month ending September 30, 2003 and -$724,000 for the month ending October 31, 2003, and provided, further, that for any calculation of EBITDA pursuant to this Agreement for any period that includes the months ending October 31, 2004, November 30, 2004, December 31, 2004, January 31, 2005, February 28, 2005 and March 31, 2005, consultant's fees and expenses incurred by Borrower and its Subsidiaries during such months


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

            pursuant to the requirements set forth in the CapitalSource Agreements shall be added to EBITDA to the extent such fees and expenses have been subtracted in calculating net income after taxes for such months (provided, that the aggregate amount of such fees and expenses that may be added to EBITDA for such months shall not exceed $100,000)."

            (c) The leverage ratio covenant for the period ending March 31, 2005, set forth in subsection 14(c) of the Loan Agreement, is hereby amended and restated in its entirety, as follows:

     "Twelve months ending March 31, 2005                   3.40:1.0"

            3. Representations and Warranties of Credit Parties. Each Credit Party represents and warrants that, as of the date hereof:

            (a) Such Credit Party has the right and power and is duly authorized to enter into this Amendment;

            (b) Other than the Existing Events of Default, no Event of Default or an event or condition which upon notice, lapse of time or both would constitute an Event of Default has occurred and is continuing;

            (c) The execution, delivery and performance by such Credit Party of this Amendment and the other agreements to which such Credit Party is a party
(i) have been duly authorized by all necessary action on its part; (ii) do not and will not, by the lapse of time, giving of notice or otherwise, violate the provisions of the terms of its Articles of Incorporation or Organization, By-Laws or Operating Agreement, or of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which such Credit Party is a party, or which purports to be binding on such Credit Party or any of its properties; (iii) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any governmental restriction to which such Credit Party or any of its properties may be subject; and (iv) do not and will not, except as contemplated in the Loan Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any of Borrower's properties under any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which such Credit Party is a party or which purports to be binding on such Credit Party or any of its properties;

            (d) No consent, license, registration or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment; and

            (e) This Amendment has been duly executed and delivered by such Credit Party and is enforceable against such Credit Party in accordance with its terms.

            4. Additional Agreement. Borrower hereby covenants and agrees that it shall deliver to Agent, on or before October 20, 2004, the audited, consolidated financial statements of Borrower for the Fiscal Year of Borrower ended June 30, 2004, along with the


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

other documents required to be delivered to Agent in connection therewith pursuant to subsection 9(c) of the Loan Agreement, all in accordance with the provisions of subsection 9(c) of the Loan Agreement. The Credit Parties hereby acknowledge and agree that Borrower's failure to deliver such audited financial statements to Agent in accordance with the provisions of this paragraph 4 on or before October 20, 2004 shall constitute an immediate Event of Default under the Loan Agreement.

            5. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

            (a) Agent shall have received a fully-executed copy of this Amendment from Credit Parties and Lenders, which shall be in form and substance satisfactory to Agent;

            (b) Agent shall have received a fully-executed copy of a waiver and an amendment from CapitalSource Finance LLC, which waiver and amendment shall, among other things, evidence CapitalSource Finance LLC's waiver of the Existing Events of Default under the CapitalSource Agreements and shall amend the CapitalSource Agreements in a manner consistent with this Amendment, and which shall otherwise be in form and substance satisfactory to Agent and its legal counsel;

            (c) Borrower shall have paid an amendment fee to Agent in the amount of $30,000, which fee shall be distributed by Agent to the Lenders in accordance with their Pro Rata Shares;

            (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

            (e) Other than the Existing Events of Default, the absence of any Event of Default or any event which, if uncured, would become an Event of Default after notice or lapse of time (or both).

            6. Consent Under Subordination and Intercreditor Agreement. Agent hereby consents, for purposes of the Loan Agreement and the CapitalSource Subordination Agreement, to the execution and delivery of that certain Second Amendment to Term Loan and Security Agreement and Waiver dated on or about the date of this Amendment, among CapitalSource Finance LLC, as agent and as a lender, and the Credit Parties.

            7. Fees and Expenses. Borrower agrees to pay all legal fees and other expenses incurred by Agent in connection with this Amendment.

            8. Loan Agreement Remains in Force. Except as specifically modified hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and this Amendment shall not be a waiver of any rights or remedies which Agent or Lenders have provided for in the Loan Agreement and all such terms and conditions are herewith ratified, adopted, approved and accepted.


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

            9. No Novation. This Amendment is not intended to nor shall be construed to create a novation or accord and satisfaction with respect to any of the Liabilities.

            10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            11. Ratification. Except as expressly modified hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Loan Agreement thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                            [Signature Pages Follow]


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                        LASALLE BUSINESS CREDIT, LLC,
                                        as Agent and a Lender

                                        By  Scott Busch
                                            -----------------------
                                        Its FVP
                                            -----------------------


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as a Lender

                                        By  Connie Novitsky
                                            ------------------------------------
                                        Its Assistant Vice President
                                            ------------------------------------


                                        EASY GARDENER PRODUCTS, LTD.,
                                        as Borrower

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


                                        EYAS INTERNATIONAL, INC.,
                                        as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


                                        EG PRODUCT MANAGEMENT, L.L.C.
                                        as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


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

                                        EG, L.L.C., as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


                                        WEATHERLY CONSUMER PRODUCTS GROUP, INC., as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


                                        WEATHERLY CONSUMER PRODUCTS, INC.,
                                        as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


                                        NBU GROUP, LLC, as a Credit Party

                                        By  Richard M. Kurz
                                            -----------------------
                                        Its CFO
                                            -----------------------


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